Accounts receivable - Net: (Details) - MXN ($) $ in Thousands		Dec. 31, 2017	Dec. 31, 2016
Clients		$ 858,900	$ 592,583
Less: impairment provision		(173,398)	(127,711)
Current portion of accounts receivable		685,502	464,872
Long term accounts receivable from joint ventures (Notes 9 and 15.1)	[1]		1,886,546
Total accounts receivable		$ 685,502	$ 2,351,418

[1]	(*) In 2013, the Company granted a loan to Aerostar of Ps.1,254,800 (USD100,000) at an annual interest rate of LIBOR plus 2.10% valid for the long term. As of June 1, 2017, derived from the incorporation of Aerostar in the consolidation of the Company, this loan forms part of the elimination entries.